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                                                                  EXECUTION COPY










                                    AMENDMENT

                            Dated as of June 12, 1996

                                       to

                                 TRUST AGREEMENT

                          Dated as of December 28, 1995

                                     between

                      OLYMPIC RECEIVABLES FINANCE CORP. II

                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee




                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST



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                                TABLE OF CONTENTS


                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS



                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1.  Amendment to Section 1.1 of the Trust Agreement . . . . .   1
     SECTION 2.2.  Amendment to Section 3.2 of the Trust Agreement . . . . .   1
     SECTION 2.3.  Amendment to Section 6.1 of the Trust Agreement . . . . .   2
     SECTION 2.4.  Amendment to Section 11.8 of the Trust Agreement. . . . .   2


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1.  Counterparts. . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 3.2.  Governing Law; Entire Agreement . . . . . . . . . . . . .   2
     SECTION 3.3.  Headings. . . . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION 3.4.  Trust Agreement in Full Force and Effect as Amended . . .   2

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     AMENDMENT dated as of June 12, 1996 (the "AMENDMENT") to TRUST AGREEMENT
dated as of December 28, 1995 (the "TRUST AGREEMENT"), between Olympic Receivables Finance Corp. II, a Delaware corporation (the "SELLER"), and Wilmington Trust Company, a Delaware Corporation, as Owner Trustee (in such capacity, the "OWNER TRUSTEE").

     WHEREAS, the Depositor, the General Partner and the Owner Trustee have entered into the Trust Agreement;

     WHEREAS, pursuant to Section 11.1(b) of the Trust Agreement, the Depositor, the General Partner and the Owner Trustee desire to amend the Trust Agreement in certain respects as provided below;

     WHEREAS, a Certificate Majority and a Note Majority each has consented to the terms of this Amendment as required by Section 11.1(b) of the Trust Agreement;

     WHEREAS, it is the intent of the parties that this Amendment be effective as of the date set forth above (the "EFFECTIVENESS DATE");

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless otherwise defined herein or the context otherwise requires, defined terms used herein shall have the meanings ascribed thereto in the Trust Agreement.


                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.1. AMENDMENT TO SECTION 1.1 OF THE TRUST AGREEMENT. The definition of "MAXIMUM CERTIFICATE BALANCE" in Section 1.1 of the Trust Agreement is hereby amended to read in its entirety as follows:

          MAXIMUM CERTIFICATE BALANCE: $29,700,000.

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     SECTION 2.2.  AMENDMENT TO SECTION 3.2 OF THE TRUST AGREEMENT.

     (a) Section 3.2 of the Trust Agreement is hereby amended by deleting the reference to the amount "$200,000" and substituting therefor "$300,000."

     (b) Section 3.2 of the Trust Agreement is hereby further amended by adding the following new subsection (c):

          (c) Following a Trust Property Liquidation Date and payment in full of the Notes and Investor Certificates and any other expenses of the Trust, the General Partner may instruct the Owner Trustee to pay to the General Partner all or any portion of the funds remaining in the Collection Account. The principal balance of the General Partner Certificates will be reduced by any amount so paid, and will thereafter be increased by any amount of funds deposited by the General Partner in the Collection Account. No Investor Certificates may thereafter be issued pursuant to Section 3.2(b) unless the General Partner Certificates represent in excess of 1% of the Maximum Certificate Balance.

     SECTION 2.3. AMENDMENT TO SECTION 6.1 OF THE TRUST AGREEMENT. Section 6.1 of the Trust Agreement is hereby amended by deleting the reference to the amount "$200,000,000" and substituting therefor "$300,000,000."

     SECTION 2.4.  AMENDMENT TO SECTION 11.8 OF THE TRUST AGREEMENT.  Section
11.8 of the Trust Agreement is hereby amended by deleting the words "902 Market Street, Wilmington, Delaware 19801" and substituting therefor "500 Stanton Christiana Road, Newark, Delaware 19713-2107."


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.1. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when the Owner Trustee shall have received
(a) counterparts hereof executed on behalf of the Seller, the General Partner and the Owner Trustee, (b) the consents of JPMD, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, the sole Noteholder, to the terms of this Amendment and (c) evidence of written notice to each of S & P, Moody's and Norwest Bank Minnesota, National Association, as Indenture Trustee, of this Amendment.

     SECTION 3.2. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE

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INTERNAL LAWS OF THE STATE OF DELAWARE.  This Amendment and the Trust
Agreement (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 3.3. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof or thereof.

     SECTION 3.4. TRUST AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Trust Agreement shall remain in full force and effect. All references to the Trust Agreement in any other document or instrument shall be deemed to mean the Trust Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Trust Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Trust Agreement, as amended by this Amendment, as though the terms and conditions of the Trust Agreement were set forth herein.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                         DEPOSITOR AND GENERAL PARTNER:

                         OLYMPIC RECEIVABLES FINANCE CORP. II



                         By:  __________________________________
                              Name:
                              Title:


                         OWNER TRUSTEE:

                         WILMINGTON TRUST COMPANY
                             not in its individual capacity but solely as Owner Trustee



                         By:  __________________________________
                              Name:
                              Title:


CONSENTS:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as sole Certificateholder, and as Administrative Agent for Delaware Funding Corporation, as sole Noteholder


By:
   Name:
   Title:

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